SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 14, 2003
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                 000-26422                   94-3171943
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)

                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits:

      99.1  The 2003 First Quarter Financial Results News Release (as defined in
            Item 9 below).

Item 9. Regulation FD Disclosure

      On May 14, 2003, Discovery Laboratories, Inc., issued a news release announcing financial results for the first quarter ended March 31, 2003, and providing selected updates on the Registrant's progress since the end of fiscal year 2002 (the "2003 First Quarter Financial Results News Release").

The 2003 First Quarter Financial Results News Release is furnished pursuant to
Item 9 and in satisfaction of Item 12 pursuant to guidance provided in the Securities and Exchange Commission's Release No. 33-8216 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933. Furthermore, the furnishing of the 2003 First Quarter Financial Results News Release in this Current Report on Form 8-K is not intended to constitute a determination by the Registrant that the information contained therein is material or that the dissemination of such information herein is required by Regulation FD.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Discovery Laboratories, Inc.

                                         By:      /s/ Robert J. Capetola
                                             ----------------------------------
                                         Name:  Robert J. Capetola, Ph.D.
                                         Title: President and Chief Executive
                                                Officer

Date: May 21, 2003


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